Interim Results Six months ended 30 September 2012 14 November 2012

Agenda Overview Sir Charles Dunstone, Chairman Interim Results 2012-13 Roger Taylor, Chief Executive Officer Financial Update H1 2012-13 Nigel Langstaff, Chief Financial Officer Outlook Roger Taylor, Chief Executive Officer

Overview Sir Charles Dunstone, Chairman

Interim Results 2012-13 Roger Taylor, Chief Executive Officer

Group structure CPW Europe 50% Virgin Mobile France 46% Property, cash, loans receivable Global Connect • 2,393 stores across 8 European countries • 457 Wireless World stores • Online channels • Largest MVNO in France • 1.9m subscribers • 75% of base is postpay • Four freehold properties in UK valued at £74m • Cash of £81m • Loans receivable from Virgin Mobile France of £21m • Profit share agreement with Best Buy • 20% China & Mexico • £25m consultancy fee over five years

Interim Results 2012-13 Strong H1 with encouraging trends, reiterating full year guidance CPW Europe • H1 LFL revenue up 1.6% (Q2 Group LFL up 5.0%, Q2 UK LFL up 10%) • Headline EBIT of £12.5m (2011: £20.0m) slightly ahead of guidance, year-on-year affected by weak prepay market as previously highlighted • Full year expectations in line with previous guidance (EBIT range £130m - £150m) Virgin Mobile France • Revenue growth of 9.2% at a constant currency • H1 postpay net adds of 80,000 (Q2: 23,000) • H1 EBIT £8.1m, in line with expectations; full year guidance remains unchanged Group • Group Headline EPS of 1.6p (2011: 1.3p), 20% growth • Interim dividend of 1.75p payable on Friday 14 December 2012

2012 Plan… • Prioritising smartphones • Smart deals • Manufacturer relationships • Direct product supply • Exclusives • Customer experience • Grow market share & relevance • Store transformation programme • Network terms • Corporate restructuring • Developing European opportunities • ARPU pressure/Handset costs • Weak prepay • Consumer environment Renewed momentum in the business..…helping overcome industry challenges

CPW Europe: Key drivers PRODUCT IN-STORE CAPABILITY HEALTH OF NETWORKS

Stimulating Postpay Market Product pipeline continues to excite customers • Iconic launches • New handsets = higher ARPU • Networks citing c.75% of postpay base are smartphone owners Samsung Galaxy SIII Apple iPhone 5 Samsung Galaxy Note II Nokia 820 Windows Phone 8S HTC

Postpay – ‘Smart Deals’ • Market share gains through weekly ‘Smart Deals’ • ‘Traditionals’ buying smartphones for the first time: converting non-existent prepay sales into low-end postpay • LTV 2X prepay

Prepay line-up improving Good reason to be optimistic Samsung Galaxy Ace 2 £89.95 Blackberry 9320 £99.95 • Product pipeline provides reason to be optimistic following very weak prepay market • Broader range of sub-£100 smartphones • Weekly promotions through to Christmas Nokia 610 £99.95 Samsung Galaxy Y £64.95 Sony Experia Tipo £89.95 LG L3 £49.95 Alcatel OT 903 £29.95 Samsung Galaxy Europa £49.95

Tablets – best value on the high street this Christmas • Key non-cellular opportunity • Improved quality & focused range • Compelling offers for Christmas £359 £269

More focused Christmas line-up • Wide range of exciting prepay/postpay handsets and tablets • Destination for connected bundles • Christmas gifts – exclusives, accessories, app-cessories, free gifts Apptoyz appblaster Scosche myTrek wireless pulse monitor Elgato Eye TV for iPad Piano Apprentice Keyboard Monopoly zAPPed edition

Store transformation programme • Align all stores across the estate with our smartphone strategy • c.280 Wireless World stores in UK by Christmas • Key elements of Wireless World in remaining 500 traditional stores by Christmas with capital light format • Harnessing the Connected World with the smartphone at its centre The very best of Wireless World in all UK stores before Christmas

Carphone Warehouse - No.1 for NPS • For the first time ever CPW holds top position for NPS in the industry • Significant market share gains Q: How likely would a consumer recommend retailer/retailers to friends or colleagues? Answers on a scale of 0 to 10, where 0=“Not at all likely”, 5=neutral and 10=Extremely likely. Detractors 0-6, Neutrals 7-8, Promoters 9-10 Source: Simpson Carpenter Limited Carphone Warehouse

Industry dynamics Gross margin impact of lower tariffs on high-end smartphones iPhone ARPU (pre-iPhone 5 launch) iPhone COGS Jan Feb Mar Apr May Jun Jul Aug However • Recent iconic launches driving improved ARPU trends • Price inflation • 2% to 5% price inflation by networks to compensate for cost inflation

CARPHONE WAREHOUSE
GROUP PLC

4G/LTE Opportunity

- Superior network service
- "Data centric" tariffs = higher ARPU (4G EE 500MB £36; 1GB £41; 3GB £46; 5GB £51; 8GB £56)
- Stimulating replacement cycle

4G Spectrum in the UK

Already owned:
1,800MHz - EE

Up for auction:
800MHz & 2.6GHz

EE receives LTE 1800 approval for 4G
Aug 2012

800MHz & 2600MHz spectrum auction
Q4 2012

Oct 2012
EE 4G network launched 1,800MHz band

Q2 2013
Other major networks launch 4G

5G
Preparations are already under way to launch the next generation 5G service….

EE – formerly Everything Everywhere

Before After Exec Group UK Group Operations Corporate restructuring for CPW Europe JV • Autonomous structure • Appropriate cost base • ‘Focus on core’ heritage Rest of Europe Global Connect £20m - £25m cost savings Global Connect Exec Group UK & Ireland Rest of Europe Global Connect (China) Global Connect (Lite) Back to basics

Mainland Europe • Partnership growth strategy • Trials continue • Key principles being discussed • Spanish market back to subsidisation • German business developing • Growth in dealer business • Netherlands – very positive LFL • France challenging, but taking action Working on scale in Europe

Global Connect – China potential • Trials showing encouraging signs • Encouraging customer experience • Good attachment rates • 12 SWAS stores • Considering SAS stores However • Long-term play, in need of scale INNOVATIO

Virgin Mobile France Roger Taylor, Chief Executive Officer

Virgin Mobile France Continued momentum despite tough backdrop • Intense competition in H1 • Good revenue growth • Continued postpay progress French market fully bundled tariffs (EUR) Postpay as % of total base and postpay base (‘000s) Revenue growth EUR(m) 0 50 100 150 200 250 300 H1 FY10 H1 FY11 H1 FY12 H1 FY13 41.00 19.99 0.00 10.00 20.00 30.00 40.00 50.00 Q3 2011 Q1 2012 Free Mobile offer MNO ARPU before Free Mobile launch 800 900 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800 60% 62% 64% 66% 68% 70% 72% 74% 76% 78% H2 FY11 H1 FY12 H2 FY12 H1 FY13

Virgin Mobile France – Delivering profits and cash On track to hit 50% of customers on Full MVNO by March 2013 Full MVNO • c.300,000 on the base • Flexibility, cost, value Quad-play • Modest investment in H1 Cost management • Own branded franchise stores • Lean management structure • Outsourcing/Off-shoring

Financial Update H1 2012-13 Nigel Langstaff, Chief Financial Officer

CPW Europe

CPW Europe Headline earnings H1 2012-13 • Earnings slightly ahead of expectations • 1.6% LFL, and significant growth in dealer revenues • GM% down 180bp on core business, reflecting lower GM% on high-end smartphones CPW Europe earnings £'m 2012-13 2011-12 YoY Revenue 1,660 1,538 8% Gross margin 418 444 GM% 25.2% 28.9% -370bp Opex (365) (381) EBITDA 53 63 -17% D&A (40) (43) EBIT 13 20 -38% EBIT% 0.8% 1.3% Interest (5) (10) Tax (2) (3) Profit after tax 6 7 -14%

CPW Europe cash flow H1 2012-13 • Improved working capital performance • Working capital inflow for full-year 2012-13 > £100m • Expected cash costs of Best Buy UK closure CPW Europe cash flow £'m 2012-13 2011-12 EBITDA 53 63 Working capital (91) (135) Capex (37) (44) OFCF (75) (116) Best Buy UK closure (22) (0) Other (15) (16) Net cash flow (112) (132) Closing debt (141) -

CARPHONE WAREHOUSE
GROUP PLC

CPW Europe - H1 performance in line with guidance

Performance drivers	Effect in H1
▼ Prepay subsidies	Negative impact of c.£10m
▼ ARPU / GM	Continuing effect in H1 as in H2 FY12
▲ Network terms	Offsetting ARPU / GM pressure
▲ Wireless World	Proposition delivering incremental postpay

Results	H1 guidance	H1 actual
Connections YoY	Down high teens	Down 11.5%
LFL	Down mid single digit	Up 1.6%
EBIT YoY	Down c.£10m	Down £7m


Connections
Q1
-18%
Q2
-6%


LFL
Q1
-2%
Q2
5%

BEST BUY | Carphone Warehouse | Geek Squad | Phone House | Virgin mobile

CPW Europe - update on full year guidance H2 guidance Update Connections YoY Flat to up 10% As June LFL Up single digit As June Full year guidance Update EBIT YoY £130m-£150m As June Interest / tax Net flat As June Operating cash flow W- cap inflow > £100m As June 2012-13 restructuring costs - cash £20-25m (pre-tax) - non-cash £5-10m (pre-tax) Annualised savings £20-25m (pre-tax)

Virgin Mobile France

Virgin Mobile France Headline earnings H1 2012-13 • Revenue growth at constant currency 9% • Pressure on outbound ARPUs offset by inbound revenue • Migration to Full MVNO provides opportunities for revenue enhancement and cost reduction Virgin Mobile France earnings £'m 2012-13 2011-12 YoY Revenue 192 193 -1% EBITDA 11 10 17% D&A (3) (2) EBIT 8 8 1% EBIT% 4.2% 4.1% Interest (1) (2) Tax (2) (2) Profit after tax 5 4

Virgin Mobile France cash flow H1 2012-13 • Further cash generation, despite Full MVNO capex deferred from last year Virgin Mobile France cash flow £'m 2012-13 2011-12 YoY EBITDA 11 10 Working capital 9 7 Capex (12) (6) OFCF 8 11 -28% Other (2) 0 Net cash flow 6 11 Closing debt (34) (52)

Virgin Mobile France update on full year guidance Virgin Mobile France June guidance H1 actuals Comments Revenue Up 5-10% Up 9% Higher impact of termination revenues in H1 Net adds Postpay 50,000 to 100,000 Up 80,000 Primary focus on postpay Overall Flat Down 39,000 EBIT Broadly flat in €'m Up c.€3m Expected seasonality for core business OFCF Additional capex Capex up €8m Deferred capex from 2011-12, as anticipated Quad-play €6-8m EBIT investment c.€2m EBIT Proposition launched in H1 €4-5m capex investment Acquisition plan weighted to H2

Group

Group Headline EPS H1 2012-13 • Group earnings reflect consultancy income from Best Buy Mobile Group EPS £'m 2012-13 2011-12 YoY Revenue 5 3 Opex (3) (3) CPW Europe 3 3 Virgin Mobile France 2 2 Net interest and tax - 1 Profit after tax 7 6 25% EPS Basic 1.6p 1.3p 20% Diluted 1.5p 1.2p 26%

Group cash flow H1 2012-13 • Distributions of £48m, offset by settlement of receivables • Interim dividend maintained at 1.75p Group funds £'m 2012-13 2011-12 YoY Net funds b/f 103 121 VMF loan repayments 2 7 Distributions / own shares (48) (30) Other 24 (1) Net funds c/f 81 97 VMF loans receivable 21 28 Net funds inc. loans 102 125

Outlook Roger Taylor, Chief Executive Officer

‘Core’ business still at the heart of an exciting market Mobile market dominated by smartphones • c.500m smartphones sold globally last year (2010: c.300m) • 50%-60% of Europe’s population yet to experience a smartphone Consumer behaviour is also changing • Mobile accounts for 10% of all web traffic • 14% of all searches are now on a mobile phone • 35% of smartphone owners use apps before getting out of bed • 25% use their smartphone to check prices in-store We are uniquely positioned to exploit this market • c.2,400 points of presence across Europe, coupled with mature multi-channel capabilities with record NPS, Geek Squad service offering • Strong relationships with key vendors/networks • 4G is the next big growth opportunity for the industry 38

Q&A